UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY
TOTAL RETURN BOND FUND

CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2005

Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Classic Series

Semi-Annual Report • January 31, 2005

SMITH BARNEY TOTAL RETURN BOND FUND
JOSEPAH P. DEANE PORTFOLIO MANAGER	DAVID T. FARE PORTFOLIO MANAGER
JOSEPAH P. DEANE

Joseph P. Deane has more than 34 years of securities business experience and has been managing the fund since its inception. Education: BA in History from Iona College	What’s Inside

	Letter from the Chairman	1
	Fund at a Glance	4
	Fund Expenses	5
	Schedule of Investments	7
DAVID T. FARE	Statement of Assets and Liabilities	13
	Statement of Operations	14
David T. Fare has more than 17 years of securities business experience. Education: BA from St. John’s University.	Statements of Changes in Net Assets	15
	Financial Highlights	16
	Notes to Financial Statements	19

FUND OBJECTIVE

The fund seeks to maximize total return consisting of capital appreciation and income by investing, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, primarily in securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. It also invests in investment-grade corporate debt, taxable municipals and asset-backed securities.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the six-month period ended January 31, 2005, the U.S. bond markets generated positive results, with the Lehman Brothers Aggregate Bond Index[i] returning 3.81%.

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)ii growth was a robust 4.0% in the third quarter. The advance estimate for fourth quarter GDP was 3.1%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)iii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiv by 0.25% to 1.25% on June 30, 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, and December 2004, bringing the target for the federal funds rate to 2.25%. Following the end of the fund’s reporting period, at its February meeting, the Fed raised its target for the federal funds rate by an additional 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market surprised many people by generating relatively strong returns during the period.	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

PERFORMANCE SNAPSHOT AS OF JANUARY 31, 2005 (excluding sales charges) (unaudited)

6 Months
Total Return Bond Fund — Class A shares	4.90%
Merrill Lynch U.S. Corporate & Government 10+ Years Index	2.39%
Lipper General Bonds Funds Category Average	3.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 4.61% and Class C shares returned 4.62% over the six months ended January 31, 2005.

1 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Performance Review

For the six-months ended January 31, 2005, Class A shares of the Smith Barney Total Return Bond Fund, excluding sales charges, returned 4.90%. These shares outperformed the fund’s unmanaged benchmark, the Merrill Lynch U.S. Corporate & Government 10+ Years Index,[v] which returned 2.39% for the same period. The Lipper General Bonds Funds Category Averagevi was 3.79%.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer February 23, 2005

2 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the fund is subject to fluctuations in share price as interest rates rise and fall. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i
The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iii
The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years.
vi
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 36 funds in the fund’s Lipper category, and excluding sales charges.

3 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

4 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2004 and held for the six months ended January 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	4.90%	$1,000.00	$1,049.00	0.98%	$5.06

Class B	4.61	1,000.00	1,046.10	1.58	8.15

Class C	4.62	1,000.00	1,046.20	1.45	7.48

(1)	For the six months ended January 31, 2005.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)
Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

5 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,020.27	0.98%	$4.99

Class B	5.00	1,000.00	1,017.24	1.58	8.03

Class C	5.00	1,000.00	1,017.90	1.45	7.38

(1)	For the six months ended January 31, 2005.
(2)
Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited)	January 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

CORPORATE BONDS AND NOTES — 46.4%
CONSUMER DISCRETIONARY — 6.5%
Automotive — 3.3%
$4,775,000	BBB-	Ford Motor Co., Debentures, 8.875% due 1/15/22	$5,391,319
1,480,000	BBB-	General Motors Corp., Debentures, 9.400% due 7/15/21	1,632,317

			7,023,636

Multimedia — 2.5%
4,250,000	A-	Viacom Inc., Sr. Debentures, 7.875% due 7/30/30	5,453,787

Retail — 0.7%
750,000	BB+	J.C. Penney Co., Inc., Debentures, 7.650% due 8/15/16	860,625
500,000	A+	Target Corp., Debentures, 6.750% due 1/1/28	597,495

			1,458,120

		TOTAL CONSUMER DISCRETIONARY	13,935,543

CONSUMER STAPLES — 9.2%
Food, Beverage & Tobacco — 7.8%
2,475,000	BBB	Altria Group, Inc., Debentures, 7.750% due 1/15/27	2,861,558
		Coca-Cola Enterprises Inc., Debentures:
5,300,000	A	6.750% due 9/15/23 (b)	6,240,315
1,000,000	A	6.750% due 9/15/28	1,191,689
5,775,000	BBB	Tyson Foods, Inc., Notes, 7.000% due 5/1/18 (b)	6,530,607

			16,824,169

Personal Products — 1.4%
2,600,000	AA-	The Procter & Gamble Co., Debentures, 6.450% due 1/15/26	3,049,051

		TOTAL CONSUMER STAPLES	19,873,220

ENERGY — 0.1%
Energy — 0.1%
200,000	BBB	Halliburton Co., Debentures, 8.750% due 2/15/21	269,827

		TOTAL ENERGY	269,827

FINANCIALS — 14.5%
Diversified Financials — 6.9%
3,000,000	A	BankAmerica Institutional Capital A, Trust Preferred Securities, Series A, 8.070% due 12/31/26 (c)	3,333,567
1,000,000	A	Bank One Corp., Sub. Debentures, 7.625% due 10/15/26	1,262,438
500,000	A	BellSouth Capital Funding Corp., Debentures, 7.875% due 2/15/30	640,538
1,250,000	A	Boeing Capital Corp., Sr. Notes, 6.100% due 3/1/11	1,368,636
2,200,000	BBB-	Duke Capital Corp., Sr. Notes, 8.000% due 10/1/19	2,711,830
3,000,000	A-**	San Manuel Entertainment Authority, Notes, 5.690% due 12/1/15	3,014,190
2,000,000	A+	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	2,536,440

			14,867,639

Insurance — 7.6%
7,775,000	BBB-	CNA Financial Corp., Notes, 6.950% due 1/15/18 (b)	8,402,295
6,425,000	A+	Lion Connecticut Holdings Inc., Debentures, 7.625% due 8/15/26 (b)	7,938,190

			16,340,485

		TOTAL FINANCIALS	31,208,124

See Notes to Financial Statements. 7 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

HEALTHCARE — 0.4%
Pharmaceuticals — 0.4%
$725,000	A+	Bristol-Myers Squibb Co., Debentures, 6.800% due 11/15/26	$860,773

		TOTAL HEALTHCARE	860,773

INDUSTRIALS — 3.8%
Aerospace & Defense — 1.4%
775,000	A	Rockwell International Corp., Debentures, 6.700% due 1/15/28	922,111
1,500,000	A	United Technologies Corp., Debentures, 8.750% due 3/1/21	2,091,231

			3,013,342

Airlines — 0.4%
842,090	BBB+	Continental Airlines Inc., Pass-Through Certificates, Series 2000-1,
		Class A-1, 8.048% due 11/1/20	836,545

Machinery — 2.0%
2,750,000	A	Caterpillar Inc., Notes, 6.625% due 7/15/28	3,271,095
1,000,000	A+	Dover Corp., Notes, 6.500% due 2/15/11	1,116,920

			4,388,015

		TOTAL INDUSTRIALS	8,237,902

MATERIALS — 7.6%
Chemicals — 7.0%
5,000,000	B+	ARCO Chemical Co., Debentures, 9.800% due 2/1/20	5,675,000
6,670,000	BB+	FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08 (b)	7,078,538
2,000,000	A	PPG Industries Inc., Debentures, 7.400% due 8/15/19	2,445,428

			15,198,966

Metals/Mining — 0.6%
1,000,000	A-	Alcoa Inc., Notes, 6.750% due 1/15/28	1,193,432

		TOTAL MATERIALS	16,392,398

TELECOMMUNICATION SERVICES — 3.4%
Telecommunications — 3.4%
2,000,000	A	BellSouth Telecommunications, Inc., Debentures, 6.375% due 6/1/28	2,168,998
4,775,000	BBB	Motorola, Inc., Debentures, 6.500% due 11/15/28	5,226,347

		TOTAL TELECOMMUNICATION SERVICES	7,395,345

UTILITIES — 0.9%
Gas Utilities — 0.9%
1,775,000	BBB+	ONEOK, Inc., Debentures, 6.875% due 9/30/28	2,005,086

		TOTAL UTILITIES	2,005,086

		TOTAL CORPORATE BONDS AND NOTES
		(Cost — $91,113,007)	100,178,218

MUNICIPAL BONDS — 46.9%
Arizona — 2.2%
4,300,000	AAA	Phoenix, AZ IDA Revenue, America West Arena, AMBAC-Insured, 7.125% due 12/1/21 (d)	4,739,417

California — 15.3%
2,350,000	AAA	Alameda Corridor Transportation Authority Revenue, Series C, MBIA-Insured,
		6.600% due 10/1/29	2,745,928
		Fresno, CA Joint Powers Financing Authority, Lease Revenue, Series B, FSA-Insured:
1,000,000	AAA	6.930% due 6/1/23	1,212,110
1,000,000	AAA	7.030% due 6/1/31	1,237,350

See Notes to Financial Statements. 8 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

California — 15.3% (continued)
$5,000,000	AAA	Fresno, CA Taxable Pension Obligation Revenue,
		MBIA-Insured, 6.550% due 6/1/29 (b)	$5,979,950
1,500,000	AAA	Los Angeles, CA Convention and Exhibition Center Authority, Lease Revenue, Series A,
		MBIA-Insured, 7.125% due 8/15/24	1,606,080
7,980,000	AAA	Monrovia, CA Redevelopment Agency, Tax Allocation, (Center Redevelopment Project),
		Series A, AMBAC-Insured, 7.050% due 5/1/29 (b)	8,517,692
5,000,000	AAA	Oakland, CA Revenue, 1800 Harrison Foundation, Series A, AMBAC-Insured,
		8.500% due 1/1/29 (e)	5,901,150
2,040,000	AAA	Pinole, CA Redevelopment Agency, Tax Allocation, Series B, MBIA-Insured, 6.750% due 8/1/17	2,201,833
1,300,000	AAA	San Dieguito, CA Public Facilities Authority Revenue, Series B, AMBAC-Insured, 7.000% due 8/1/18	1,439,191
2,000,000	AAA	Union City, CA Community Redevelopment Agency, Tax Allocation, Series B, AMBAC-Insured,
		7.250% due 10/1/33	2,214,980

			33,056,264

Connecticut — 2.8%
4,500,000	AAA	Bridgeport, CT GO, Taxable Pension Bonds, FGIC-Insured, 7.640% due 1/15/30	5,978,475

Georgia — 2.3%
4,500,000	AAA	De Kalb County, GA Development Authority Revenue (Regional Office Project), MBIA-Insured,
		6.875% due 3/1/20	4,943,115

Kentucky — 1.5%
2,910,000	AAA	Owensboro, KY Electric Light and Power System Revenue, Series A, FSA-Insured,
		6.340% due 1/1/20	3,163,636

Maryland — 3.7%
6,800,000	Aaa*	Maryland State Transportation Authority Limited Obligation Revenue, MBIA-Insured,
		6.650% due 7/1/32 (b)	8,118,724

Massachusetts — 2.8%
5,800,000	AAA	Northeastern University, MA Revenue, Series A, MBIA-Insured, 7.040% due 10/1/28 (b)	6,179,204

New Jersey — 3.5%
7,000,000	AAA	New Jersey EDA Revenue, Series B, AMBAC-Insured, 5.800% due 4/1/25 (b)	7,602,910

New York — 0.8%
1,640,000	Aa1*	New York State Housing Finance Agency Revenue, MFH Secured Mortgage, Series B,
		SONYMA-Insured, 6.370% due 8/15/34	1,700,401

Oregon — 2.7%
4,000,000	Aaa*	Corvallis, OR GO, AMBAC-Insured, 6.500% due 1/1/30	4,715,120
1,000,000	AAA	Eugene, OR Electric Utility Revenue, Series A, FSA-Insured, 6.320% due 8/1/22	1,145,120

			5,860,240

Pennsylvania — 2.2%
1,685,000	AAA	Delaware River Port Authority, (Pennsylvania Port District Project), Series A, FSA-Insured,
		7.630% due 1/1/21 (d)	2,165,073
2,295,000	AAA	York County, PA IDA, Economic Development Revenue, Series B, FGIC-Insured,
		6.875% due 10/1/18 (e)	2,543,204

			4,708,277

Texas — 4.7%
2,500,000	AAA	Dallas-Fort Worth, TX International Airport Facilities Improvement Corp. Revenue, MBIA-Insured,
		7.070% due 11/1/24	2,743,950
6,780,000	AAA	Tyler, TX Health Facilities Development Corp., Hospital Revenue, East Texas, Series E,
		FSA-Insured, Remarketed 2/17/99, 7.830% due 11/1/27 (b)	7,472,035

			10,215,985

See Notes to Financial Statements. 9 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Virginia — 2.4%
$5,000,000	AAA	Virginia State HDA Revenue, 6.020% due 1/1/28	$5,112,950

		TOTAL MUNICIPAL BONDS
		(Cost — $89,974,493)	101,379,598

REPURCHASE AGREEMENT — 4.9%
10,644,000		Interest in $1,174,865,000 joint tri-party repurchase agreement dated 1/31/05 with
		UBS Securities LLC, 2.500% due 2/1/05; Proceeds at maturity — $10,644,739;
		(Fully collateralized by various U.S. government agency obligations, 0.000% to 7.875%
		due 3/15/05 to 8/6/38; Market value — $10,856,914) (Cost — $10,644,000)	10,644,000

		TOTAL INVESTMENTS — 98.2%
		(Cost — $191,731,500 *** )	212,201,816
		Other Assets in Excess of Liabilities — 1.8%	3,905,972

		TOTAL NET ASSETS — 100.0%	$216,107,788

(a)
All ratings are by Standard & Poor’s Ratings Service, except those which are identified by an asterisk (*) are rated by Moody’s Investors Service, Inc. and those identified by a double asterisk (**) are rated by Fitch Ratings.

(b)	All or a portion of this security is segregated for open futures contracts commitments.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Trustees.

(d)	All or a portion of this security is held as collateral for open futures contracts commitments.
(e)	Pre-refunded bonds are escrowed by government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
***	Aggregate cost for federal income tax purposes is substantially the same.

See pages 11 and 12 for definitions of ratings and certain abbreviations.

SUMMARY OF MUNICIPAL BONDS BY INDUSTRY*

Transportation	15.6%
Tax Allocation	12.8
General Obligation	10.5
Prerefunded	8.3
Hospital	7.4
Education	6.1
Single-Family Housing	5.0
Utilities	4.2
Multi-Family Housing	1.7
Other	28.4

100.0%

*	As a percentage of total municipal bonds. Please note that fund holdings are subject to change.

See Notes to Financial Statements. 10 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AAA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—
Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—
Bonds rated “BBB” have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC CC and C	—
Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect  to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB”  indicates the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely  have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—
Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa	—
Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—
Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—
Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—
Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

11 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch”) — Rating may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings to categories.

A	—
Bonds rated “A” are considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more valuable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Abbreviations*(unaudited)

ABAG	—	Association of Bay Area Governments
AIG	—	American International Guaranty
AMBAC	—	Ambac Assurance Corporation
BAN	—	Bond Anticipation Notes
BIG	—	Bond Investors Guaranty
CGIC	—	Capital Guaranty Insurance Company
CHFCLI	—	California Health Facility Construction Loan Insurance
COP	—	Certificate of Participation
EDA	—	Economic Development Authority
ETM	—	Escrowed To Maturity
FAIRS	—	Floating Adjustable Interest Rate Securities
FGIC	—	Financial Guaranty Insurance Company
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRTC	—	Floating Rate Trust Certificates
FSA	—	Financing Security Assurance
GIC	—	Guaranteed Investment Contract
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HDA	—	Housing Development Authority
HDC	—	Housing Development Corporation
HFA	—	Housing Finance Authority
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDR	—	Industrial Development Revenue
INFLOS	—	Inverse Floaters
ISD	—	Independent School District
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation
MFH	—	Multi-Family Housing
MVRICS	—	Municipal Variable Rate Inverse Coupon Security
PCR	—	Pollution Control Revenue
PSFG	—	Permanent School Fund Guaranty
RAN	—	Revenue Anticipation Notes
RIBS	—	Residual Interest Bonds
RITES	—	Residual Interest Tax-Exempt Security
SONYMA	—	State of New York Mortgage Agency
SYCC	—	Structured Yield Curve Certificate
TAN	—	Tax Anticipation Notes
TECP	—	Tax Exempt Commercial Paper
TOB	—	Tender Option Bonds
TRAN	—	Tax and Revenue Anticipation Notes
VAN	—	Veterans Administration
VRDD	—	Variable Rate Daily Demand
VRWE	—	Variable Rate Wednesday Demand

* Abbreviations may or may not appear in the schedule of investments

12 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	January 31, 2005

ASSETS:
Investments, at value (Cost — $191,731,500)	$212,201,816
Cash	250
Interest receivable	3,091,156
Receivable for Fund shares sold	1,223,858
Prepaid expenses	20,987

Total Assets	216,538,067

LIABILITIES:
Payable to broker — variation margin on open futures contracts	121,875
Management fee payable	117,495
Payable for Fund shares reacquired	57,211
Distribution plan fees payable	36,969
Transfer agency service fees payable	32,100
Dividends payable	18,079
Trustees’ fees payable	17,021
Accrued expenses	29,529

Total Liabilities	430,279

Total Net Assets	$216,107,788

NET ASSETS:
Par value of shares of beneficial interest (Note 6)	$18,389
Capital paid in excess of par value	213,927,457
Overdistributed net investment income	(685,898)
Accumulated net realized loss from investment transactions and futures contracts	(14,416,617)
Net unrealized appreciation of investments and futures contracts	17,264,457

Total Net Assets	$216,107,788

Shares Outstanding:
Class A	6,104,063

Class B	7,489,425

Class C	4,795,052

Net Asset Value:
Class A (and redemption price)	$11.76

Class B *	$11.75

Class C *	$11.75

Maximum Public Offering Price Per Share:
Class A (based on a maximum sales charge of 4.50%)	$12.31

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements. 13 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended January 31, 2005

INVESTMENT INCOME:
Interest	$6,391,527

EXPENSES:
Management fee (Note 2)	674,825
Distribution plan fees (Notes 2 and 4)	604,502
Transfer agency service fees (Notes 2 and 4)	72,627
Audit and legal	24,908
Registration fees	23,712
Shareholder communications (Note 4)	16,512
Custody	16,026
Trustees’ fees	9,510
Other	5,095

Total Expenses	1,447,717
Less: Management fee waiver (Notes 2 and 8)	(34,741)

Net Expenses	1,412,976

Net Investment Income	4,978,551

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	107,898
Futures contracts	(5,030,416)

Net Realized Loss	(4,922,518)

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	9,419,610

Net Gain on Investments and Futures Contracts	4,497,092

Increase in Net Assets From Operations	$9,475,643

See Notes to Financial Statements. 14 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended January 31, 2005 (unaudited) and the Year Ended July 31, 2004

	2005	2004

OPERATIONS:
Net investment income	$4,978,551	$10,155,217
Net realized gain (loss)	(4,922,518)	7,222,394
Net change in unrealized appreciation/depreciation	9,419,610	(4,076,592)

Increase in Net Assets From Operations	9,475,643	13,301,019

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(5,262,244)	(9,998,067)

Decrease in Net Assets From Distributions to Shareholders	(5,262,244)	(9,998,067)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	31,677,892	41,972,409
Net asset value of shares issued for reinvestment of distributions	3,401,885	6,555,005
Cost of shares reacquired	(18,219,047)	(64,926,730)

Increase (Decrease) in Net Assets From Fund Share Transactions	16,860,730	(16,399,316)

Increase (Decrease) in Net Assets	21,074,129	(13,096,364)
NET ASSETS:
Beginning of period	195,033,659	208,130,023

End of period*	$216,107,788	$195,033,659

* Includes overdistributed net investment income of:	$(685,898)	$(402,205)

See Notes to Financial Statements. 15 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year or period ended July 31, unless otherwise noted:

Class A Shares(1)	2005(2)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$11.52		$11.33	$11.16	$11.08	$10.34	$10.67

Income (Loss) From Operations:
Net investment income	0.30		0.62	0.61	0.66 (3)	0.69	0.70
Net realized and unrealized gain (loss)	0.26		0.18	0.19	0.09 (3)	0.79	(0.35)

Total Income From Operations	0.56		0.80	0.80	0.75	1.48	0.35

Less Distributions From:
Net investment income	(0.32)		(0.61)	(0.61)	(0.67)	(0.74)	(0.68)
Return of Capital	—		—	(0.02)	—	—	—

Total Distributions	(0.32)		(0.61)	(0.63)	(0.67)	(0.74)	(0.68)

Net Asset Value, End of Period	$11.76		$11.52	$11.33	$11.16	$11.08	$10.34

Total Return(4)	4.90	%‡	7.20%	7.26%	6.98%	14.83%	3.40%

Net Assets, End of Period (000s)	$71,783		$55,985	$52,641	$48,276	$38,614	$32,972

Ratios to Average Net Assets:
Expenses	0.98	%(5)†	1.04%	1.04%	1.05%	1.05%	1.08%
Net investment income	5.18	†	5.38	5.32	5.95 (3)	6.47	6.69

Portfolio Turnover Rate	1%		0%*	2%	4%	8%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended January 31, 2005 (unaudited).
(3)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.67, $0.08 and 6.03% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.01%.
*	Amount represents less than 1%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements. 16 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended July 31, unless otherwise noted:

Class B Shares(1)	2005(2)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$11.51		$11.33	$11.16	$11.08	$10.34	$10.67

Income (Loss) From Operations:
Net investment income	0.27		0.56	0.55	0.60 (3)	0.63	0.64
Net realized and unrealized gain (loss)	0.26		0.18	0.19	0.09 (3)	0.80	(0.35)

Total Income From Operations	0.53		0.74	0.74	0.69	1.43	0.29

Less Distributions From:
Net investment income	(0.29)		(0.56)	(0.55)	(0.61)	(0.69)	(0.62)
Return of Capital	—		—	(0.02)	—	—	—

Total Distributions	(0.29)		(0.56)	(0.57)	(0.61)	(0.69)	(0.62)

Net Asset Value, End of Period	$11.75		$11.51	$11.33	$11.16	$11.08	$10.34

Total Return(4)	4.61	%‡	6.57%	6.72%	6.42%	14.26%	2.83%

Net Assets, End of Period (000s)	$87,974		$87,037	$101,173	$92,553	$72,605	$64,843

Ratios to Average Net Assets:
Expenses	1.58	%(5)†	1.57%	1.56%	1.57%	1.58%	1.61%
Net investment income	4.57	†	4.85	4.80	5.43 (3)	5.95	6.15

Portfolio Turnover Rate	1%		0%*	2%	4%	8%	8%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended January 31, 2005 (unaudited).
(3)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.50%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

(4)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.61%.
*	Amount represents less than 1%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements. 17 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended July 31, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$11.51		$11.33	$11.16	$11.08	$10.34	$10.67

Income (Loss) From Operations:
Net investment income	0.28		0.57	0.55	0.61 (4)	0.64	0.65
Net realized and unrealized gain (loss)	0.25		0.17	0.20	0.08 (4)	0.79	(0.35)

Total Income From Operations	0.53		0.74	0.75	0.69	1.43	0.30

Less Distributions From:
Net investment income	(0.29)		(0.56)	(0.56)	(0.61)	(0.69)	(0.63)
Return of Capital	—		—	(0.02)	—	—	—

Total Distributions	(0.29)		(0.56)	(0.58)	(0.61)	(0.69)	(0.63)

Net Asset Value, End of Period	$11.75		$11.51	$11.33	$11.16	$11.08	$10.34

Total Return(5)	4.62	%‡	6.61%	6.77%	6.49%	14.30%	2.89%

Net Assets, End of Period (000s)	$56,351		$52,012	$54,316	$49,976	$30,922	$16,711

Ratios to Average Net Assets:
Expenses	1.45	%(6)†	1.52%	1.53%	1.50%	1.52%	1.57%
Net investment income	4.70	†	4.90	4.83	5.50 (4)	5.98	6.18

Portfolio Turnover Rate	1%		0%*	2%	4%	8%	8%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the six months ended January 31, 2005 (unaudited).
(4)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.57%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.

(5)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(6)	The investment manager voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.49%.
*	Amount represents less than 1%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements. 18 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Smith Barney Total Return Bond Fund (“Fund”), a separate diversified investment fund of the Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Fixed income obligations are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When market quotations are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts.  The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instruments, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with enter ing into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

19 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(e) Distributions to Shareholders.  Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(h) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended January 31, 2005, SBFM voluntarily waived a portion of its management fee in the amount of $34,741.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended January 31, 2005, the Fund paid transfer agent fees of $63,812 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur a sales charge.

For the six months ended January 31, 2005, CGM received sales charges of approximately $203,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C

CDSCs	$2,000	$78,000	$3,000

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

20 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3. Investments During the six months ended January 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,000,000

Sales	2,798,187

At January 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,295,359
Gross unrealized depreciation	(1,825,043)

Net unrealized appreciation	$20,470,316

At January 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss

Contracts to Sell:
U.S. Treasury Bonds	650	3/05	$71,442,578	$74,648,437	$(3,205,859)

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$80,187	$331,562	$192,753

For the six months ended January 31, 2005, total Transfer Agency Service fees were as follows:

	Class A	Class B	Class C

Transfer Agency Service Fees	$7,117	$53,495	$12,015

For the six months ended January 31, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$2,951	$8,683	$4,878

21 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5. Distributions Paid to Shareholders by Class

	For the Six Months Ended January 31, 2005	Year Ended July 31, 2004

Class A
Net investment income	$1,751,650	$2,898,740

Total	$1,751,650	$2,898,740

Class B
Net investment income	$2,143,937	$4,518,300

Total	$2,143,937	$4,518,300

Class C
Net investment income	$1,366,657	$2,581,027

Total	$1,366,657	$2,581,027

6. Shares of Beneficial Interest

At January 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2005		Year Ended July 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,502,124	$17,517,330	1,567,863	$18,230,579
Shares issued on reinvestment	94,368	1,100,839	160,519	1,859,856
Shares reacquired	(353,054)	(4,120,355)	(1,512,832)	(17,511,420)

Net Increase	1,243,438	$14,497,814	215,550	$2,579,015

Class B
Shares sold	587,853	$6,843,942	1,008,773	$11,664,190
Shares issued on reinvestment	116,168	1,353,505	245,616	2,843,317
Shares reacquired	(777,824)	(9,056,566)	(2,623,223)	(30,337,252)

Net Decrease	(73,803)	$(859,119)	(1,368,834)	$(15,829,745)

Class C†
Shares sold	628,135	$7,316,620	1,040,772	$12,077,640
Shares issued on reinvestment	81,264	947,541	159,961	1,851,832
Shares reacquired	(432,807)	(5,042,126)	(1,477,383)	(17,078,058)

Net Increase (Decrease)	276,592	$3,222,035	(276,650)	$(3,148,586)

†	On April 29, 2004, Class L shares were renamed as Class C shares.

7. Capital Loss Carryforward

At July 31, 2004, the Fund had, for federal income tax purposes, approximately $9,553,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

22 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

	2007	2008	2009	2011	2012

Carryforward Amounts	$1,042,000	$1,052,000	$5,432,000	$56,000	$1,971,000

8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

23 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

24 Smith Barney Total Return Bond Fund | 2005 Semi-Annual Report

SMITH BARNEY TOTAL RETURN BOND FUND

	TRUSTEES	OFFICERS (continued)
	Lee Abraham Jane F. Dasher R. Jay Gerken, CFA	Robert I. Frenkel Secretary and Chief Legal Officer
Chairman
	Richard E. Hanson, Jr.	INVESTMENT MANAGER
	Paul Hardin	Smith Barney Fund Management LLC
Roderick C. Rasmussen
	John P. Toolan	DISTRIBUTORS
Citigroup Global Markets Inc.
OFFICERS
	R. Jay Gerken, CFA	CUSTODIAN
	President and	State Street Bank and
	Chief Executive Officer	Trust Company

	Andrew B. Shoup	TRANSFER AGENT
	Senior Vice President and	Citicorp Trust Bank, fsb.
	Chief Administrative Officer	125 Broad Street, 11th Floor
New York, New York 10004
Robert J. Brault
	Chief Financial Officer	SUB-TRANSFER AGENT
	and Treasurer	PFPC Inc.
P.O. Box 9699
	Joseph P.Deane	Providence, Rhode Island
	Vice President and	02940-9699
Investment Officer

David T. Fare
Vice President and
Investment Officer

Andrew Beagley Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Smith Barney Income Funds

Smith Barney Total Return Bond Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov

This report is submitted for the general information of the shareholders of Smith Barney Income Funds — Smith Barney Total Return Bond Fund but it may also be used as sales literature when proceded or accompanied by a current Prospectus.

SMITH BARNEY TOTAL RETURN BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

FD01627 3/05 05-8031

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Income Funds

Date:  April 1, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Income Funds

Date:  April 1, 2005

By:	/s/Robert J. Brault Robert J. Brault Chief Financial Officer of Smith Barney Income Funds

Date:  April 1, 2005